LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
                                                               August 3, 1998



Dear Shareholders:



Effective April, 1998 Tom Seay joined Gradison-McDonald Asset Management to assume portfolio management responsibility for the Government Income Fund. Tom brings to our firm more than seventeen years of investment experience. Prior to joining our firm, Tom spent eleven years at Lexington Global Asset Managers, where he was responsible for the active management of all institutional fixed income accounts. A cum laude graduate of the University of Denver, Tom holds an MBA from the Colgate Darden Graduate School of Business at the University of Virginia. Gradison is pleased to welcome Tom to the firm.


/s/ Bradley E. Turner


Bradley E. Turner
President



During the first half of 1998, the investment environment has been dominated by the news out of Asia. The economic troubles of Southeast Asia persisted and the inability of Japanese leaders to develop a plan to stimulate their economy out of their recession appears to be slowing global economic growth. In this environment, foreign investors poured money into the safety of United States financial assets.

Meanwhile, in the United States the Federal Reserve has signaled that it is still anxious about the rate of domestic growth, and it remains biased toward raising short-term rates. Already this year, the U.S. has added over 1.4 million new jobs. This rate of job creation has led to the lowest level of unemployment in 28 years (4.5%). The tightness of the labor market is impacting payroll checks, as average hourly earnings are increasing at their fastest pace since 1989. More people are working, their salaries are rising and consumer confidence statistics reveal a populace that is feeling great.

The result of the battle between troubles in Asia versus a strong U.S. economy is lower interest rates, with 30 year U.S. Treasury bonds at their lowest levels since issuance began in 1977. Although the Fund's performance kept pace with the market, longer term funds provided better returns. But with the long bond at a yield of 5.6%, it does not offer much of an advantage over short-term rates, which are currently around 5.5%. With longer maturity bonds inherently riskier than shorter maturity securities, they are not currently providing much additional reward for that risk. In this environment, we see little incentive to buy long maturity bonds.

Although we do not believe that potential rewards justify increasing the average maturity of the Fund, we are not worried that interest rates will rise significantly over the last half of 1998. Therefore, we are attempting to increase the earning power of the Fund by increasing the weighting of mortgage related securities in the portfolio. The changes in the Fund's sector allocations are as follows:


                            As of    As of
          Sector           6/30/98 12/31/97
U.S. Treasury Obligations    37%       45%

Mortgage-Backed Securities   49%       49%

GNMA Collateralized
Mortgage Obligations         13%        1%

Repurchase Agreement          1%        5%

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                                                           1-800-869-5999 [LOGO]

LETTER TO SHAREHOLDERS CONTINUED
-------------------------------------------------------------------------------




The increase in the Fund's collateralized mortgage obligations (CMO's) does not represent an increase in the risk of the Fund. A CMO is a bond backed by a pool of traditional mortgage pass-through securities, which generally supports several classes of obligations. The various classes in a CMO represent a broad range of investment opportunities, from the conservative to the very risky investment. The CMO's purchased in the Fund are conservative securities that provide more stable and predictable cash flows than traditional mortgage-backed securities. Our objective is to own securities that will increase the interest income earned by the Fund while maintaining its moderate risk profile that shareholders expect when investing in the Fund.

As always, we thank you for your support and patronage of the Gradison Government Income Fund.

/s/ Thomas M. Seay


Thomas M. Seay
Senior V.P. & Portfolio Manager




AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                  Periods ended June 30, 1998

                              10 Years    5 Years    3 Years    1 Year

Government Income Fund*        7.98         5.90         6.91        8.62

-------------------------------------------------------------------------------




*Effective July 7, 1997, the sales charge on purchases of Fund shares was eliminated. Prior to July 7, 1997 certain qualifying group retirement Fund purchases were made without a sales charge, as were all purchases representing reinvestment of dividends. See pages 7 and 10 of the Prospectus. This performance data does not reflect the deduction of the sales charge which would reduce the performance illustrated.

The performance quoted above represents past performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                   For a share outstanding throughout each period (Unaudited)


                                                      6 Months                   Year Ended
                                                        Ended       --------------------------------------------------------------
                                                       6/30/98      12/31/97     12/31/96     12/31/95     12/31/94     12/31/93

NET ASSET VALUE AT BEGINNING OF PERIOD                 $ 13.139     $ 12.884     $ 13.214     $ 12.018     $ 13.373     $ 13.327
                                                       --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                   .371         .775         .778         .786         .755         .749
   Net realized and unrealized gain (loss)
    on investments                                         .039         .256        (.340)       1.232       (1.244)        .239
                                                       --------     --------     --------     --------     --------     --------
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS        .410        1.031         .438        2.018        (.489)        .988
                                                       --------     --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                   (.391)       (.776)       (.768)       (.787)       (.779)       (.738)
   Dividends in excess of net investment income            --           --           --           --          (.013)        --
   Distributions from realized capital gains               --           --           --           --          (.053)       (.204)
   Distributions from paid-in capital                      --           --           --          (.035)       (.021)        --
                                                       --------     --------     --------     --------     --------     --------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (.391)       (.776)       (.768)       (.822)       (.866)       (.942)
                                                       --------     --------     --------     --------     --------     --------
NET ASSET VALUE AT END OF PERIOD                       $ 13.158     $ 13.139     $ 12.884     $ 13.214     $ 12.018     $ 13.373
                                                       ========     ========     ========     ========     ========     ========
TOTAL RETURN (1)                                           3.25%(2)     8.36%        3.51%       17.20%       (3.69%)       7.52%
                                                       ========     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)           $  159.7     $  155.1     $  162.9     $  185.4     $  184.0     $  266.0
   Ratio of gross expenses to average net assets (3)        .90%(4)      .90%         .90%         .92%        --            --

   Ratio of net expenses to average net assets              .90%(4)      .90%         .90%         .92%         .90%        .90%

   Ratio of net investment income to average
    net assets                                             5.77%(4)     6.04%        6.06%        6.19%        6.03%        5.48%

   Portfolio turnover rate                                   25%          12%          13%          16%          21%         134%

-------------------------------------------------------------------------------

(1) Total return is based upon an initial investment purchased without a sales charge.

(2) Total return represents the actual return over that period and has not been annualized.

(3) Effective December 31, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.

(4)     Annualized.



                 See accompanying notes to financial statements.              3

GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
                                                    June 30, 1998 (Unaudited)



PORTFOLIO OF INVESTMENTS




     PAR                                                                        COUPON
   AMOUNT            MORTGAGE-BACKED SECURITIES - 48.79%                         RATE       MATURITY       VALUE

$  8,266,867     Government National Mortgage Association                        6.50%    1/15/13-3/15/13 $ 8,349,536
     572,625     Government National Mortgage Association                        6.55        11/15/13         572,625
   17,037,500    Government National Mortgage Association                        7.00     4/15/23-9/15/23  17,340,274
   17,518,912    Government National Mortgage Association                        7.50     4/15/23-3/15/24  18,006,157
   13,986,204    Government National Mortgage Association                        8.00     7/15/02-7/15/26  14,488,834
    8,848,662    Government National Mortgage Association                        8.50     4/15/21-3/15/28   9,332,573
    2,577,262    Government National Mortgage Association                        8.75         4/15/22       2,774,986
    1,509,273    Government National Mortgage Association                        9.00     1/15/20-8/15/21   1,613,035
    2,269,794    Government National Mortgage Association                        9.50    10/15/02-6/15/21   2,421,683
    2,067,756    Government National Mortgage Association                       10.00     5/15/12-6/15/21   2,263,547
                                                                                                          ----------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $76,570,657)                                         77,163,250
                                                                                                           ----------

-------------------------------------------------------------------------------





                     U.S. TREASURY OBLIGATIONS - 37.19%
    8,000,000    U.S. Treasury Note                                              6.38         1/15/00       8,095,000
   10,000,000    U.S. Treasury Bond                                              7.50         2/15/05      11,068,750
   16,000,000    U.S. Treasury Bond                                              7.63         2/15/07      17,025,000
   10,000,000    U.S. Treasury Bond                                              7.88        11/15/04      11,228,125
   10,000,000    U.S. Treasury Bond                                              8.75        11/15/08      11,409,375
                                                                                                           ----------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $58,565,625)                                          58,826,250
                                                                                                           ----------

-------------------------------------------------------------------------------



                COLLATERALIZED MORTGAGE OBLIGATIONS - 13.30%

   3,000,000     Government National Mortgage Association 1998-11 VB             6.50         2/20/11       3,062,344
    1,135,000    Government National Mortgage Association 1996-21 J              7.00         7/16/13       1,171,533
    5,000,000    Government National Mortgage Association 1997-8 PL              7.00         1/16/25       5,134,375
      719,000    Government National Mortgage Association 1995-8 B               7.50         8/20/20         730,122
    2,000,000    Government National Mortgage Association 1996-20 C              7.50         5/16/23       2,069,375
    3,000,000    Government National Mortgage Association 1995-7 CQ              7.50         9/16/25       3,150,938
      616,748    Government National Mortgage Association 1994-6 L               7.99         8/16/99         622,434
    1,600,000    Government National Mortgage Association 1998-13 DB             9.00         4/20/22       1,729,500
    3,150,496    Government National Mortgage Association 1998-12 GA             9.00        12/20/23       3,371,523
                                                                                                           ----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $20,951,465)                                21,042,144
                                                                                                           ----------


-------------------------------------------------------------------------------




    FACE                                                          INTEREST
   AMOUNT               REPURCHASE AGREEMENT - 0.72%              RATE (1)

    1,130,000  First Union Capital, dated 6/30/98, collateral:
                U.S. Treasury Note 57/8% due 3/31/99, market value
                $1,165,605 (repurchase proceeds: $1,130,178.92)
                (COST $1,130,000)                                                 5.70         7/1/98       1,130,000
                                                                                                         ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1) (COST $157,217,747) - 100%                           $158,161,644
                                                                                                         ============

-------------------------------------------------------------------------------

(1) For the Repurchase Agreement, the rate shown reflects the actual rate of return to the Fund.



4                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                                                  (Unaudited)


                                                              6/30/98
ASSETS
   Investments in securities, at value (Note 1)
    (Cost $157,217,747)                                   $158,161,644
   Interest receivable                                       1,793,637
   Receivable for Fund shares sold                             203,599
   Prepaid expenses and other assets                            26,499
   Cash                                                          9,468
                                                          ------------
     TOTAL ASSETS                                          160,194,847
                                                          ------------
LIABILITIES
   Payable for Fund shares redeemed                            272,657
   Dividend payable                                            126,589
   Accrued investment advisory fee (Note 2)                     65,669
   Other accrued expenses payable to adviser (Note 2)           38,789
   Other accrued expenses and liabilities                       18,988
                                                          ------------
     TOTAL LIABILITIES                                         522,692
                                                          ------------
NET ASSETS                                                $159,672,155
                                                          ============
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                              $164,831,779
   Distributions in excess of net investment income
    (Note 1)                                                  (317,914)
   Accumulated net realized loss                            (5,785,607)
   Net unrealized appreciation of investments                  943,897
                                                          ------------
NET ASSETS                                                $159,672,155
                                                          ============
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares authorized)   12,134,679
                                                          ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (Note 1)                                           $13.16
                                                          ============

-------------------------------------------------------------------------------




                 See accompanying notes to financial statements.             5

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                                                                  (Unaudited)


                                                     6 Months Ended 6/30/98
INTEREST INCOME                                                      $5,222,888
EXPENSES:
   Investment advisory fees (Note 2)              $    392,046
   Distribution (Note 2)                               192,416
   Personnel costs (Note 2)                             32,688
   Data processing fees (Note 2)                        19,522
   Professional fees                                    17,082
   Custodian fees (Note 1)                              13,276
   Registration fees                                    11,971
   Trustees' fees (Note 2)                              10,953
   Printing                                              4,714
   Postage and mailing                                   2,863
   ICI dues                                              2,566
   Insurance                                               706
   Other                                                 5,717
                                                     ---------
     GROSS EXPENSES                                    706,520
     LESS EARNINGS CREDITS ON CASH BALANCES (Note 1)    (1,610)
                                                     ---------
     NET EXPENSES                                                       704,910
                                                                      ---------
NET INVESTMENT INCOME                                                 4,517,978
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                    210,307
   Net change in unrealized appreciation of
    investments                                        273,060
                                                     ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         483,367
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,001,345
                                                                      =========

-------------------------------------------------------------------------------





6                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                                  (Unaudited)

                                                                    6 Months          Year
                                                                      Ended           Ended
                                                                      6/30/98        12/31/97

FROM OPERATIONS:
   Net investment income                                            $ 4,517,978  $    9,332,826
   Net realized gain (loss) on investments/options                      210,307         (61,865)
   Net change in unrealized appreciation (depreciation) of
    investments                                                         273,060       3,016,012
                                                                    -----------     -----------
     Net increase in net assets resulting from operations             5,001,345      12,286,973
                                                                    -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME        (4,768,142)     (9,341,253)
                                                                    -----------     -----------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                         26,340,362      31,526,924
   Net asset value of shares issued in reinvestment of
    distributions                                                     3,898,204       7,757,697
   Payments for shares redeemed                                     (25,871,222)    (50,032,576)
                                                                    -----------     -----------
     Net increase (decrease) in net assets from Fund share
      transactions                                                    4,367,344    (10,747,955)
                                                                    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               4,600,547      (7,802,235)
NET ASSETS:
   Beginning of period                                              155,071,608     162,873,843
                                                                    -----------     -----------
   End of period (including distributions in excess of net
     investment income of ($317,914) and ($67,750),
     respectively) (Note 1)                                        $159,672,155    $155,071,608
                                                                    ===========     ===========
NUMBER OF FUND SHARES:
   Sold                                                               2,001,953       2,432,514
   Issued as distributions to shareholders                              296,559         600,948
   Redeemed                                                          (1,966,061)     (3,872,131)
                                                                    -----------     -----------
     Net increase (decrease) in shares outstanding                      332,451        (838,669)
   Outstanding at beginning of period                                11,802,228      12,640,897
                                                                    -----------     -----------
   Outstanding at end of period                                      12,134,679      11,802,228
                                                                    ===========     ===========

-------------------------------------------------------------------------------





                 See accompanying notes to financial statements.             7

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
                                                    June 30, 1998 (Unaudited)



NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940 (the Act), as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (the Fund). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

FUND SHARE VALUATION

The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The offering and redemption price per share are equal to the net asset value per share. Effective July 7, 1997 the sales charge on purchases of fund shares was eliminated.

SECURITIES VALUATION

Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of June 30, 1998.

OPTION ACCOUNTING PRINCIPLES

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes

NOTES TO FINANCIAL STATEMENTS CONTINUED
-------------------------------------------------------------------------------
                                                    June 30, 1998 (Unaudited)



over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At June 30, 1998, the Fund had not committed to the purchase of any when-issued or delayed delivery securities.

SECURITIES TRANSACTIONS

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

INVESTMENT INCOME

Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.


EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

TAXES

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is $157,466,933.

For financial reporting purposes, gross unrealized appreciation and gross unrealized depreciation of securities at June 30, 1998 was $2,027,424 and $1,083,527, respectively. For tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at June 30, 1998 was $1,818,863 and $1,124,152, respectively.

As of December 31, 1997, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,948,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

NOTES TO FINANCIAL STATEMENTS CONTINUED
-------------------------------------------------------------------------------
                                                    June 30, 1998 (Unaudited)



NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Fund pays Gradison a distribution service fee at an annual rate of .25% of average daily net assets.

The officers of the Trust are also officers of McDonald & Company Securities, Inc.

Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

Note 3 -- SUMMARY OF SECURITIES TRANSACTIONS

For the period ended June 30, 1998, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $61,033,775 and $37,726,962, respectively. There were no transactions in written options on U.S. Treasury Notes and Bonds for the period ended June 30, 1998.

GRADISON FAMILY OF FUNDS
-------------------------------------------------------------------------------




Increasingly, MUTUAL funds are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.





GOVERNMENT INCOME FUND

An income fund which invests in intermediate to long-term U.S. Government securities.

OHIO TAX-FREE INCOME FUND

An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

ESTABLISHED VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

GROWTH & INCOME FUND

A common stock fund that seeks long-term capital growth, current income and growth of income.

OPPORTUNITY VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

INTERNATIONAL FUND

A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

MONEY MARKET FUNDS

Gradison offers a full range of taxable and tax-free money market funds.





Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. An investment in the money market funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that they will be able to maintain a stable $1.00 share price. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.

GOVERNMENT
INCOME FUND


SEMIANNUAL REPORT


JUNE 30, 1998


                                                    Gradison Mutual Funds [LOGO]
                                                               580 Walnut Street
                                                    Cincinnati, Ohio  45202-3198


This material is intended for distribution to shareholders of the Gradison Government Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Government Income Fund. McDonald & Company Securities, Inc.--Distributor